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                                                                      EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-61636 and 333-55090) of Tampa Electric Company of our report dated Jan. 12, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                                      PricewaterhouseCoopers LLP

Tampa, Florida
March 28, 2001